Exhibit 10.17

Certain information has been excluded from this agreement (indicated by “[***]”) because such information is both not material and the type that the registrant treats as private or confidential.

[Stamp: ORIGINAL]

FINANCIAL TERMS APPLICABLE IF SPLICOS DIRECTLY OR INDIRECTLY EXPLOITS COLLABORATIVE PATENTS AND/OR COLLABORATIVE KNOW-HOW

[handwritten: L08278]

BETWEEN THE UNDERSIGNED

1)

Centre National de la Recherche Scientifique, a public scientific and technological establishment with its registered office at 3 Rue Michel-Ange, 75794 Paris Cedex 16, whose intra-community VAT number is FR40180089013, whose SIRET registration number is 180089013 04033 and whose NAF business code is 7219 Z, represented by its [***], hereinafter referred to as the ‘CNRS’,

AND

2)

Université de Montpellier 2 Sciences et Techniques, a public scientific, cultural and professional establishment, Place Eugène Bataillon, 34095 Montpellier Cedex 5, whose intra-community VAT number is FR01193410883, whose SIRET registration number is 193 410 883 and whose APE business code is 8542 Z, represented by its [***], hereinafter referred to as the ‘UM2’,

AND

3)

Université Montpellier 1, a public scientific, cultural and professional establishment with its registered office at 5 Boulevard Henri IV, CS 19044, 34967 Montpellier Cedex 2, whose SIREN registration number is 193410875, represented by its [***], hereinafter referred to as the ‘UM1’.

The CNRS, the UM1 and the UM2 are hereinafter collectively referred to as the ‘Organisation’.

AND

4)

Institut Curie, a public interest foundation with its registered office at 26 Rue d’Ulm, 75248 Paris Cedex 05, whose intra-community VAT number is FR32784257164, represented by [***], and [***] who is duly authorised for the purposes of this Agreement, hereinafter referred to as the ‘Institut Curie’,

AND

5)

Splicos, a French société par actions simplifiée (simplified joint-stock company) with share capital of €300,000, with its registered office at 114 Rue Antoine Louis Barye, 34090 Montpellier, registered in the Montpellier Trade and Companies Register under number 504 586 017, whose SIRET registration number is 504 586 017 00015, whose intra-community VAT number is FR22 504 586 017 and whose APE business code is 7211 Z, represented by [***], hereinafter referred to as ‘Splicos’.

Recitals

Splicos is engaged in research and development in relation to products and technologies in the field of viral and genetic diseases, oncology and aging. The company creates and develops therapeutic leads. Its objective is to enter into licence agreements at the appropriate time (during pre-clinical development or vital clinical trials) on a ‘product by product’ or even an ‘indication by indication’ basis with pharmaceutical groups. These industry partners will be responsible for the clinical development of the molecule until such time as it has been internationally registered and placed on the market.

Within this context, Splicos has entered into four (4) exclusive licence agreements and two (2) licence option agreements with the CNRS alone or with the CNRS, the UM2 and the Institut Curie (26 Rue d’Ulm, 75248 Paris Cedex 05), depending on the patent family concerned, concerning the inventions of:

•

[***] who, based on his work on the modification of alternative splicing mechanisms, has discovered an original pharmacological target and identified small chemical molecules that could pave the way for new therapeutic solutions in the fields of anti-viral treatments (AIDS, etc.), genetic diseases, cancer and aging; and

•	[***] who has developed analytical and marking methodologies in the field of metastatic invasive cancer and identified molecules that inhibit tumour migration.

The Organisation and Splicos wish to combine their efforts in order to continue the research initiated by the Organisation, with the aim of identifying new anti-viral drugs, cancer drugs and drugs for the treatment of genetic diseases (dystrophy, laminopathies such as progeria, etc.). Splicos therefore wishes to establish a direct working relationship with the research laboratories that made the discoveries and with centres of excellence that may enhance existing technological expertise.

Splicos and the Organisation wish to pool their research efforts in order to carry out a joint research project financed jointly by Splicos and the Organisation. The Organisation and Splicos wish to carry out this research on premises operated by the Organisation that will be used exclusively for the collaborative project with Splicos, by Splicos’ research staff and the Organisation’s research staff.

A Master Agreement ‘creating the “Splicos Therapeutics” collaborative laboratory for a collaborative research project’ is being negotiated simultaneously with this Agreement. Within the context of the said master agreement, Splicos and the Organisation will collaborate with the University of British Columbia (2329 West Mall, Vancouver, BC Canada, V6T 1Z4), hereinafter, the ‘UBC’. A non-disclosure agreement is currently being negotiated between the CNRS, Splicos and the UBC.

I. Definitions

Affiliate (Affilié) means any legal entity that:

•	directly or indirectly controls Splicos; or

•	is directly or indirectly controlled by the same entity as Splicos; or

•	is directly or indirectly controlled by Splicos.

A legal entity is deemed to control another:

•

if it directly or indirectly holds more than fifty per cent (50%) of the share capital of that legal entity or more than fifty per cent (50%) of the voting rights of the shareholders or partners of that legal entity; or

•	if it directly or indirectly has the power to make decisions within that legal entity.

The rights granted to the Affiliates under this Agreement apply solely to those legal entities that are Affiliates when the said rights are exercised. If, during the term of this Agreement, a legal entity ceases to be an Affiliate, the rights acquired by that legal entity as a result of its capacity as an Affiliate will immediately lapse unless the Organisation and the Institut Curie agree otherwise in writing. Conversely, a legal entity that becomes an Affiliate will also acquire the related rights.

Collaborative Know-how (Savoir-Faire Coopération) means all the confidential information that is designated as such, including technical and scientific knowledge – whether in written, graphic or verbal form and irrespective of the material used – that is acquired jointly by the CNRS, the UM1, the UM2, Splicos and the Institut Curie in the context of the research carried out at the Collaborative Laboratory, whether this information is needed to implement the inventions protected by the Collaborative Patents or corresponds to a secret technical file. The Collaborative Know-how forms part of the New Knowledge.

Collaborative Patent (Brevet Coopération) means:

(a)	any patent or patent application filed in the joint names of Splicos, the CNRS, the UM1 and the UM2; or

(b)	any patent or patent application filed in the joint names of Splicos, the CNRS, the UM1, the UM2 and the Institut Curie,

which protects the results jointly obtained by the said parties [scenario (a) or (b), as applicable] at the Collaborative Laboratory in accordance with the research project provided for in the Master Agreement.

Collaborative Product (Produit Coopération) means any molecule that is manufactured and/or offered and/or used and/or marketed and/or imported and/or held by a third party using some or all of the Collaborative Know-how and/or that infringes one or more claims of a Collaborative Patent in the absence of rights to exploit the said Collaborative Patent.

Distributors (Distributeurs) means any legal entity or natural person, other than the Affiliates, acting in their own name and on their own behalf, which purchases Collaborative Products, with or without packaging, with a view to reselling them.

Licensing Royalties (Revenus des Licences) means the fixed royalties, including the monies received by Splicos from its licensees as guaranteed minimum royalties under the licences for the Collaborative Patents and/or the Collaborative Know-how, whether these payments are due when the licences are signed or thereafter.

Master Agreement (Convention) means all the provisions of the Master Agreement creating the collaborative Splicos Therapeutics laboratory for a collaborative research project as well as all the schedules thereto.

Net Collaborative Product Sales (Ventes Nettes Produits Coopération) means [***].

UBC Collaborative Patent (Brevet Coopération UBC) means any patent or patent application filed in the joint names of Splicos, the CNRS, the UM1, the UM2 and the UBC.

Words in the plural may be understood in the singular and vice versa.

II. Industrial Property fees for the Collaborative Patents and UBC Collaborative Patents

As stated in Schedule A to this Agreement, all of the Industrial Property fees incurred in connection with the Collaborative Patents must be borne by Splicos.

Splicos shall also bear all of the Industrial Property fees incurred in connection with the UBC Collaborative Patents.

[***].

III. Direct or indirect exploitation of the Collaborative Patents and the Collaborative Know-how by Splicos

Preliminary observation: the amounts payable by Splicos to the CNRS under this Agreement must be understood as amounts payable by Splicos to the CNRS on behalf of the Organisation as well as the Institut Curie if the latter is a co-applicant of the Collaborative Patents and/or co-holder of the Collaborative Know-how, not solely to the CNRS.

1.	Direct exploitation by Splicos

Fixed amounts owing to the CNRS:

•	[***].

•	[***].

•	[***].

•	[***].

Annual royalties

1/ If Splicos and/or its Affiliates market a Collaborative Product that implements one or more Collaborative Patents, irrespective of their number, with or without Collaborative Know-how, Splicos shall be liable to pay the CNRS the following annual royalties on the Net Collaborative Product Sales generated during the relevant year:

[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]

2) If Splicos and/or its Affiliates market a Collaborative Product that implements some or all of the Collaborative Know-how, Splicos shall be liable to pay the CNRS the following annual royalties:

[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]

For the avoidance of doubt, the amounts owing to the CNRS according to the above two tables for each bracket contained in each table must not under any circumstances be less than the amounts due for the lower bracket of the relevant table.

Annual guaranteed minimum royalties

As from [***] on which a Collaborative Product is first placed on the market, and if the annual royalties are less than the Guaranteed Minimum defined below, in place of the annual royalties, Splicos shall pay the CNRS an annual guaranteed minimum (the ‘Guaranteed Minimum’) of [***] for the Net Collaborative Product Sales, irrespective of the number of Collaborative Patents implemented in the Collaborative Products. [***].

Limitation on the cumulation of royalties

If Splicos is obliged to obtain one or more licences or sub-licences from a third party [with the exception of a third party involved in a formally agreed working relationship with the Collaborative Laboratory in connection with the patents that protect the results obtained by the said Collaborative Laboratory, notably the University of British Columbia (2329 West Mall, Vancouver, BC Canada, V6T 1Z4)] in order to be able to market a Collaborative Product, owing to their legal dependence on another patent, Splicos may deduct from the annual royalties payable by Splicos to the CNRS up to [***] of all the royalties paid by Splicos to the said third parties during the same year, on presentation of supporting documents. The amount thus deducted must not exceed [***] of the royalties payable to the CNRS and must be included in the sales report sent to the CNRS.

2.	Indirect exploitation by Splicos

A. If Splicos grants a third party the right to exploit solely the Collaborative Patents, with or without Collaborative Know-how, a Licence Agreement must be signed with the said third party and Splicos will have the option to pay the CNRS:

1/ Either:

•	[***] of the Licensing Royalties for revenue generated under a Licence Agreement signed before the first Collaborative Product is used in the context of a phase I clinical trial.

•

[***] of the Licensing Royalties for revenue generated under a Licence Agreement signed after the first Collaborative Product is used in the context of a phase I clinical trial but before the first Collaborative Product is used in the context of a phase III clinical trial.

•	[***] of the Licensing Royalties for revenue generated under a Licence Agreement signed after the first Collaborative Product is used in the context of a phase III clinical trial.

2/ Or:

•	Annual royalties on the Net Sales generated by the licensee(s) during the relevant year in connection with the Collaborative Products, at the following rates:

[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]

The two (2) options set out in these points 1/ and 2/ are mutually exclusive. Consequently, Splicos must notify the CNRS when the relevant Licence Agreement is signed, stating the identity of the third-party licensee and the option exercised by Splicos in relation to the relevant Licence Agreement, chosen from the two (2) possibilities set out in these points 1/ and 2/.

B. If Splicos grants a third party the right to exploit solely the Collaborative Know-how, Splicos shall be liable to pay the CNRS the following annual royalties on the total Net Sales generated during the relevant year in connection with the said Collaborative Know-how:

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

For the avoidance of doubt, the amounts owing to the CNRS according to the above two tables for each bracket contained in each table must not under any circumstances be less than the amounts due for the lower bracket of the relevant table.

The CNRS may ask Splicos to have the third party beneficiary of the Licence Agreement reimburse the Organisation’s research costs associated with the Collaborative Laboratory when Splicos negotiates the Licence Agreement with the said third party.

IV. Preliminary provisions if a collaborative research agreement is entered into between the Parties, the Institut Curie and the University of British Columbia (UBC)

[***].

[***].

Words in the plural may be understood in the singular and vice versa.

In order to use medicinal chemistry to obtain molecules for testing at the Collaborative Laboratory, on the effective date of the Master Agreement, the Parties, the Institut Curie and the UBC shall enter into negotiations with a view to implementing a collaboration agreement in the context of the said Collaborative Laboratory.

The results of this collaboration may be the subject of a patent application filed jointly by the Parties and the UBC (hereinafter referred to as the UBC Collaborative Patent) or a patent application filed jointly by the Parties, the Institut Curie and the UBC.

1. Exploitation by Splicos solely of a UBC Collaborative Patent

If Splicos solely exploits a UBC Collaborative Patent, the Parties hereby agree to offer the UBC a fee representing a maximum of [***] of the financial returns owing to the Organisation, as such rate is defined herein (Section III.1 (Annual royalties) above).

[***].

Furthermore, the Parties agree that, if the financial terms granted to the UBC represent [***] of the financial terms set under Section III.1 (Annual royalties) above in favour of the Organisation in the event that Splicos solely exploits a Collaborative Patent, the Parties shall meet in order to negotiate – in good faith and without affecting the general principles of this Agreement – new financial terms with a view to remunerating the Organisation for the exploitation by Splicos solely of a UBC Collaborative Patent.

2. Exploitation by Splicos

(i) of a Patent as defined in the Licence Agreements + one or more UBC Collaborative Patents; or

(ii) of a Patent as defined in the Licence Agreements + one or more Collaborative Patents + one or more UBC Collaborative Patents.

In the scenarios referred to in sections 2.(i) and 2.(ii) above, the Parties hereby agree to offer the UBC a fee representing a [***] of the financial returns owing to the Organisation in connection with the exploitation of the said UBC Collaborative Patent.

The Parties shall meet in order to define the share of proceeds generated by the said UBC Collaborative Patent compared to the Patents defined in the Licences and/or compared to the Collaborative Patents, and to thus determine the financial return for the UBC (Weighting Rule).

[***].

[***].

[***]

[***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]

[***]

For all other scenarios not expressly provided for hereunder, particularly if Splicos exploits a patent application filed jointly by the Parties, the Institut Curie and the UBC, the Parties agree to negotiate the financial returns owing to the Organisation and the Institut Curie on a case-by-case basis and in good faith at the appropriate time.

V. Final provisions

(a)	Entire Agreement and Agreement limits

This Agreement and Schedule A hereto, which forms an integral part of this Agreement, sets forth all the Parties’ obligations in relation to the subject matter hereof. No general or special condition contained in the documents sent or delivered by the signatories of this Agreement may be included herein, with the exception of the provisions of the Master Agreement and the Licences. In the event of conflict between the provisions of this Agreement and the provisions of the Master Agreement, the provisions of this Agreement shall prevail as regards the financial terms applicable to the Collaborative Patents and the UBC Collaborative Patents. In the event of conflict between the provisions of this Agreement and the provisions of the Licences, the provisions of the Licences shall prevail as regards the financial terms applicable to the Collaborative Patents exploited by Splicos in association with the Patents.

This Agreement may only be varied or renewed pursuant to a supplemental agreement signed by the signatories’ duly authorised representatives.

The relationship established hereunder between the signatories of this Agreement does not grant any right other than those referred to herein.

(b)	Clause headings

In the event of a conflict of interpretation between a clause heading and the relevant clause, the heading will be declared non-existent.

(c)	Severability

If one or more provisions of this Agreement are declared or held to be invalid pursuant to a law, a regulation – particularly EU law – or a final decision of a competent court, the other provisions hereof shall remain in full force and effect and the signatories shall promptly make the necessary changes in keeping, to the extent possible, with their intention when this Agreement was signed.

(d)	Waiver

No forbearance by the signatories of this Agreement in relying on a breach by another signatory of this Agreement of any of the obligations set out herein should be construed as a waiver of the relevant obligation for the future.

(e)	Disputes – Governing law

(i)	This Agreement is governed by French law and regulations.

(ii)	The signatories shall endeavour to amicably resolve any dispute that arises out of or in connection with the validity, interpretation or performance of this Agreement.

(iii)	If a disagreement persists for more than three (3) months from the date of the first notice thereof, the dispute shall be referred to the competent French courts.

(iv)	This clause shall remain in effect notwithstanding the expiry or termination of this Agreement.

(f)	Languages

This Agreement has been drafted solely in French and only the French version shall be authoritative.

(g)	Notices

Any notice requiring to be served under this Agreement must be served by registered letter (with acknowledgement of receipt) on the relevant signatory at the following address:

For the Organisation and the Institut Curie:

[***]

[***]

For the UM2:

[***]

For Splicos:

[***]

Executed in five (5) originals, with one for Splicos, one (1) for the UM1, one (1) for the UM2, one (1) for the CNRS and one (1) for the Institut Curie.

Signed in Paris,	Signed in [handwritten: Montpellier]
On [handwritten: 18/12/08]	On [handwritten: 11/12/08]
Institut Curie	[signature]
[signature]
[stamp: [***]]

[***]	[***]
[***]	[***]

Signed in Montpellier,	Signed in Paris
On [handwritten: 10/12/08]	On [stamp: 15 Dec. 2008]
[signature]	Head of Industrial Policy
[stamp: Université Montpellier 2	[signature]
Sciences et Techniques]	[***]
[stamp: CNRS, 3 Rue Michel-Ange, 75016 Paris]

[***]	[***]
[***]	[***]
Regional Manager
[signature]
[stamp: [***]]
Signed in Montpellier
On

[***]
[***]

[stamp: [***]]
[signature]
[***] [stamp: Université Montpellier 1

Law, Economic Sciences, Management – Economic and Social Administration

Medicine – Medicines

Odontology

EPS]

Schedule A

COLLABORATIVE LABORATORY RESULTS

CO-OWNERSHIP RULES

PRINCIPLES

[***]